Exhibit 99.1
Helmerich & Payne, Inc. January 9-10, 2006 NYSE Stock Symbol: HP Common Dividend: $0.33 Average Basic Shares Outstanding: 52 Million Internet Address: www.hpinc.com Investor Relations Contacts: Doug Fears, CFO 918.588.5208 doug.fears@hpinc.com Juan Pablo Tardio, Manager, Investor Relations 918.588.5383 juanpablo.tardio@hpinc.com

The information contained within this presentation is forward looking and involves risks and uncertainties that could significantly impact expected results. A discussion of these risks and uncertainties is contained in the Company's Form 10-K filed with the Securities and Exchange Commission on December 13, 2005.

2005 performance all-time high in our 85-year history Reached important milestone with announcement of 50th new- build order for FlexRigs(r) in November 2005 New build long-term commitments now at 53 New orders more than double rig fleet from 2000 to 2007 Well positioned for an up cycle that is prolonged and less volatile Financial strength and ample liquidity enable us to fund organic growth going forward Where Are We Today?

"A rig is just a rig..." "New ideas will never pay" "The last thing we need is more capacity" True or False?

Building brand value is different than building new rigs The difference matters: It provides customers with the lowest total well cost It provides shareholders with attractive long-term value creation Building Brand Value and New Rigs

FlexRig3 Project Return Estimates Baseline FlexRig4 ROIC, Fully Taxed Annualized FlexRig3 ROIC, Fully Taxed

EPS Sensitivity * 2.02 53 FlexRigs Working A Full Year Committed New Builds ..36 $1000 Average Margin Per Rig Day Increase Annual EPS Increases U.S. Land * Using 4Q05 Earnings & Statistics As Baseline See Forward Looking Statement Disclaimer

H&P EPS - Street Estimates * Yahoo! Finance - Analyst Earnings Estimates, January 4, 2006.

EPS & Ratings - Street Estimates

International Platform Conventional FlexRigs Rig Fleet 27 11 28 115 The Three Distinct Markets Of H&P's Rig Fleet 181 Total Rigs (Includes 53 new build rig commitments)

FY1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E* 2007E* 18 - 25,000'+ 15 15 15 16 18 22 22 21 20 20 20 8 - 18,000' (Mobile & FlexRigs 1, 2 & 3) 15 21 25 23 31 44 61 69 70 74 80 6 - 12,000' (FlexRig4) 26 43 Growth in H&P's U.S. Land Fleet * Includes commitments for 53 new builds.

H&P's U.S. Land Cash Flow Margin

Technology and Quality Service Make a Difference

Clear visibility for increasing earnings $500 million FY06 CAPEX projection Capable of internally funding extended new build program without dilution Going Forward...

H&P Rig 239 (FlexRig3) in Colorado

Rigs Available 63 28 11 27 129 52 Rigs Working/ Contracted 63 27 9 25 124 52 2 1 179 % Activity 100% 96% 82% 93% 96% U.S. Land, FlexRig(tm)& Mobile U.S. Land, Conventional U.S. Platform International Land Total FlexRig(tm) Construction Management Contracts: U.S. GOM & CA Equatorial Guinea Total Rigs Working/Contracted Rig Status as of 6 January 2006

Segment Outlook - U.S. Land Sustained rig demand Potential for continuing dayrate increases New rig construction and deployment Growing customer focus on safety and performance Strong and Improving

Why do Operators Select FlexRigs? Competent and well trained personnel Most modern fleet in the industry Significant total drilling costs savings Accelerated well delivery and production Enhanced safety and environmental sensitivity

Personnel Development Center Health, Safety and Environmental (HSE) People Skills and Leadership Technical (Equipment Support) Administration (Payroll, Supply Chain)

Built or Upgraded January 2006 % of Fleet 1980 - 1989 14 8% 1990 - 1994 21 11% 1995 - 1999 38 21% 2000 - 2005 2006 - 2007 56 52 31% 29% Total Rigs 181 100% Electric Rigs (SCR & AC) 173 96% Top Drives 162 90% Most Modern Fleet In Industry

Example of Best Value: H&P 213 FlexRig3 East Texas Texas Texas

Best Value - Reduced Well Cycle Time Estimated Field H&P R213 1. Average Jan 06 Drilling days 13 7.7 Completion days 2 2 Moving days 5 3 Well cycle in days 20 12.7 2. Contractor rate/day $19,500 $26,500 Operator's other intangible cost per day estimate $10,000 $10,000 Operator's daily "spread" cost estimate $29,500 $36,500 Intangible cost per well $590,000 $463,550 3. Total Well Savings - per well $126,450 per year $3.6MM 4. Additional value captured by H&P - per year $2.6MM

Best Value Reduced Well Cycle Time 3. Added value from FlexRig3 operations Lowest total well cost Increased wells per rig per year: 28.7 wells vs. 18.3 wells Early production: Incremental wells on production 10.4 wells / yr Improved efficiency of operator's organization

Example of Best Value: H&P FlexRig3s Rocky Mountains Mountains Mountains

Example of Best Value: H&P FlexRig3s Example of Best Value: H&P FlexRig3s

H&P Land Rig Moves 1998 to 2005 1200 HP Mobile Rigs 1500 HP FlexRigs 1000 HP 1500 HP 2000 HP 3000 HP Average Rig Move Days 2.59 3.15 5.7 7.35 8.32 10.66 # Moves 1012 1932 344 193 155 110 Conventional Rigs (Rig move time: Time from rig release on last well to spud of next well including time to rig down, transport, rig up and prepare to spud.)

FlexRig3 FlexRig3 Drilling Performance 1. Field Performance vs. customer's planned drill curves ? 941 complete wells as of 04 January 2006 ? 67% under ? 5% on ? 28% over 2. 64% of FlexRig3s are currently drilling directional, more technically difficult wells. Industry average is 36%.

Delivering New Technology Safely

Three additional new builds committed in 1QFY06 Total of 43 FlexRig4 and 10 FlexRig3 new-builds Expect outstanding financial returns Strong validation for FlexRig value proposition New Build Program

Increasing platform rig demand Seven rigs at full dayrate Rig 201 undergoing repairs from Katrina Rig 105 has an LOI - should spud during 2nd Qtr Two idle rigs have been bid for future work Rig management contract opportunities Segment Outlook - Offshore, U.S. GOM Growing Interest

Venezuela - Ten rigs working. Two rigs available with prospects. Colombia - Both rigs working. Ecuador - All eight rigs working. Strong market. Argentina - Two rigs working. Mobilizing third rig to spud 3rd Qtr. Bolivia - One rig working. Chile - One rig working. Segment Outlook - International 25 of 27 International Rigs Contracted

Innovative technology Reduced move times Reliability Drilling performance H&P is the Leader in Field Performance

H&P Rig 271 Engineering and Development

What is distinctive about the FlexRig? Why do our customers prefer FlexRigs? H&P FlexRigs

Innovative technology Reduced move times Reliability Drilling performance Bottom line: Lowest total well cost Why do our customers prefer FlexRigs?

FlexRigs Strategically Positioned < 6,000' 6,001' - 18,000' 18,001' - 20,000' > 20,000' 1% 1% 25% 1% 3% 8% 88% 73% Well Depth Source: Smith International, Inc. May 1992 through May 2005 Active U.S. Land Drilling Rigs

Leader in New Ideas & Applied Technology Integrated Top Drive Mechanized Tubular Handling VFD AC Drawworks BOP Handling V-ICIS eD Controls Communications

H&P FlexRig Experience # of rigs Rig-years Operation FlexRig1 6 ~ 56 FlexRig2 12 ~ 66 FlexRig3 32 ~ 82 Total 204

H&P's Organizational Support Structure

June 2002 - November 2005 H&P FlexRig3 Downtime Performance

Flex4-ward Innovations

- A new generation simplified control system
- H&P designed FlexHoist
- VFD / AC powered PLC controlled air drilling packages
- Bi-directional skidding system
- H&P designed "no touch" tubular handling
- A simplified more robust top drive
- Smaller, lighter, lower cost triplex pumps
- Tesco casing running/drilling tool

HELMERICH & PAYNE, INC.

Conventional diesel powered air drilling package

Existing Satellite System Rig manager currently has to manually setup the dish, find the satellite, peak in the signal and adjusts signal polarity.

Roof Mounted Automatic Satellite This new system automatically finds the correct satellite, peaks in the signal and adjusts signal polarity. Rig manager pushes one button to automatically deploy or stow the satellite dish.

Safety The future is about applying better ideas Efficiency Continued development of H&P's value proposition Growth with financial returns Why Do We Favor a New Build Strategy?

New Build Schedule

- First new FlexRig4 is rigging-up on its first location
- Expect ~30 new builds to be completed by Sep 2006
- Production schedule estimates remain at:
  - Two FlexRigs per month through Spring of 2006
  - Three FlexRigs per month from Spring to Summer of 2006
  - Four FlexRigs per month beginning in the Summer of 2006

HELMERICH & PAYNE, INC.

FlexRig3 Assembly Facility & RU Yard FlexRig3 Assembly Facility & RU Yard Total Manufacturing Hours Per Rig

H&P Assembly Facility Houston

End of Presentation